For the six month period ended (a) 11/30/99
File number (c) 811-5248
                         SUB-ITEM 77 0
                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
       CommTouch Software Ltd.

2.   Date of Purchase
       7/13/99

3.   Number of Securities Purchased
       700

4.   Dollar Amount of Purchase
       $11,200

5.   Price Per Unit
       $16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Piper Jaffray

7.   Other Members of the Underwriting Syndicate

          Piper Jaffray
          Prudential Securities
          Bank of America Securities
          BancBoston Robertson
          Deutsche Bank Securities
          CIBC Oppenheimer
          Hambrecht & Quist
          William Blair
          Dain Rauscher
          First Albany
          Raymond James
          Soundview Technology Group
          Volpe Brown Whelan
          Nessuah Zanex
          Donaldson, Lufkin & Jenrette Securities Corporation
          Lehman Brother Inc.
          Warburg Dillion Read LLC


1.   Name of Issuer
       Ravisent Technologies

2.   Date of Purchase
       7/15/99

3.   Number of Securities Purchased
       1,100

4.   Dollar Amount of Purchase
       $13,200

5.   Price Per Unit
       $12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Bear Stearns

7.   Other Members of the Underwriting Syndicate

          Advest Inc.
          Gerard Klauer Mattison
          Bear Stearns
          Prudential Securities
          Bank of America Securities
          BancBoston Robertson
          Deutsche Bank Securities
          Donaldson, Lufkin & Jenrette Securities Corporation
          Hambrecht & Quist
          ING Bearings
          Janey Montgomery Scott
          J. P. Morgan
          Legg Mason
          Merrill Lynch, Pierce
          Morgan Stanley
          Needham & Company
          Northeast Securities
          Pacific Coast Securities
          Parker/Hunter
          Pennsylvania Merchant Group
          Preferred Capital Markets
          Raymond James
          SG Cowen
          Soundview Technology Group
          Stanford Group
          Volpe Brown Whelan
          Warburg Dillion Read LLC


1.   Name of Issuer
       Engage Technologies Inc.

2.   Date of Purchase
       7/19/99

3.   Number of Securities Purchased
       500

4.   Dollar Amount of Purchase
       $7,500

5.   Price Per Unit
       $15.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other Members of the Underwriting Syndicate


          Allen & Company
          Bear Stearns
          Prudential Securities
          Dain Rauscher Wessels
          Deutsche Bank Securities
          Donaldson, Lufkin & Jenrette Securities Corporation
          Goldman Sachs
          First Albany
          Hambrecht & Quist
          Legg Mason
          Soundview Technology Group
          Wit Capital Corp


1.   Name of Issuer
       Voyager.Net

2.   Date of Purchase
       7/21/99

3.   Number of Securities Purchased
       4,700

4.   Dollar Amount of Purchase
       $70,500

5.   Price Per Unit
       $15.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       DLJ Direct, Inc.

7.   Other Members of the Underwriting Syndicate

          A.G. Edwards & Sons
          Bear Stearns
          Brad Peery Inc.
          CIBC World Markets
          Coburn & Meredith
          Deutsche Bank Securities
          DLJ Direct, Inc.
          Donaldson, Lufkin & Jenrette Securities Corporation
          Everen Securities
          Fahnestock
          FAC/Equities
          FLA Capital Group
          Finbro Management
          Hoak Breedlove Wesneski
          ING Bearings
          J.C. Bradford
          Jefferies & Co.
          Ladenburg Thalman
          Lebanthal
          Legg Mason
          Linsco
          McDonald Investments
          Merrill Lynch, Pierce
          National Commercial Bank
          Needham & Company
          Noyes Partners
          NY Broker Deutschland
          Prudential Securities
          Raymond James
          Robinson-Humphrey
          Royce
          Salomon Smith Barney
          Sanders Morris
          Sands Brothers
          Scott & Stringfellow
          S.V. International
          Wasserstein Perella
          Wiley Bros. Aintree


1.   Name of Issuer
       Art Technology Group

2.   Date of Purchase
       7/21/99

3.   Number of Securities Purchased
       300

4.   Dollar Amount of Purchase
       $3,600

5.   Price Per Unit
       $12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Hambrecht & Quist

7.   Other Members of the Underwriting Syndicate

          Adams Harkness & Hill
          Advest Inc.
          Bear Stearns
          Bank of America Securities
          Charles Schwab
          Dain Rauscher Wessels
          First Union Capital Markets
          Hambrecht & Quist
          Moors & Cabot
          Morgan Keegan
          Pacific Coast Securities
          PaineWebber
          Prudential Securities
          Salomon Smith Barney
          Thomas Welsel
          U.S. BanCorp Piper Jaffray
          WIT Capital Corp


1.   Name of Issuer
       Aironet

2.   Date of Purchase
       7/29/99

3.   Number of Securities Purchased
       140

4.   Dollar Amount of Purchase
       $1,540

5.   Price Per Unit
       $11.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Dain Rauscher Inc.

7.   Other Members of the Underwriting Syndicate

          BancBoston Robertson Stephens
          C.E. Unterberg
          CIBC Oppenheimer
          Dain Rauscher Wessels
          Goldman Sachs
          Hambrecht & Quist
          McDonald Investments
          Merrill Lynch, Pierce Fenner
          Morgan Stanley & Co.
          Needham & Co.
          Prudential Securities
          Salomon Smith Barney
          Tucker Anthony Cleary Gull
          U.S. BanCorp Piper Jaffray
          William Blair


1.   Name of Issuer
       Insweb

2.   Date of Purchase
       7/22/99

3.   Number of Securities Purchased
       800

4.   Dollar Amount of Purchase
       $13,600

5.   Price Per Unit
       $17.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other Members of the Underwriting Syndicate

          Advest
          A.G. Edwards & Sons
          BancBoston Robertson Stephens
          Chatsworth Securities
          Dain Rauscher Wessels
          Deutsche Bank Securities
          Donaldson, Lufkin & Jenrette
          Goldman Sachs
          Legg Mason
          McDonald Investments
          Prudential Securities
          SG Cowen Securities
          Tucker Anthony Cleary Gull


1.   Name of Issuer
       Quotesmith.com

2.   Date of Purchase
       8/3/99

3.   Number of Securities Purchased
       300

4.   Dollar Amount of Purchase
       $3,300

5.   Price Per Unit
       $11.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Hambrecht & Quist

7.   Other Members of the Underwriting Syndicate

          ABN Amro
          Banc of America Securities
          B.C. Ziegler
          Bear Stearns
          Charles Schwab
          Deutsche Bank Securities
          Donaldson, Lufkin & Jenrette
          First Analysis
          Fox-Pitt, Kelton
          Hambrecht & Quist
          ING Barrings
          John G. Kinnard
          Legg Mason Wood Walker
          Needham & Co.
          PaineWebber
          Prudential Securities
          Stephens Inc.
          U.S. BanCorp Piper Jaffray
          William Blair


1.   Name of Issuer
       Internet Capital Group

2.   Date of Purchase
       8/4/99

3.   Number of Securities Purchased
       4100

4.   Dollar Amount of Purchase
       $49,200

5.   Price Per Unit
       $12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Merrill Lynch

7.   Other Members of the Underwriting Syndicate

          Adams Harkness & Hill
          BancBoston Robertson Stephens
          Bank of America Securities
          Broadmark Capital
          Deutsche Bank
          E*OFFERING CORP
          First Montauk Securities
          First Union Capital Markets
          Hambrecht & Quist
          H.C. Wainwright
          Janney Montgomery Scott
          J.P. Morgan
          Lehman Brothers
          Merrill Lynch, Pierce, Fenner & Smith
          Pennsylvania Merchant Group
          Prudential Securities
          Pryor, McLendon, Counts & Co.
          Scott & Stringfellow
          Tucker Anthony
          Utendahl Capital Partners
          Volpe, Brown Whelan & Co.
          William Blair
          WIT Capital Corp



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